Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED JULY 29, 2012 AND JULY 31, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 29,	July 31,	% Over	July 29,	July 31,
	2012	2011	(Under)	2012	2011

Net sales	$69,184	60,270	14.8%	100.0%	100.0%
Cost of sales	56,064	51,392	9.1%	81.0%	85.3%
Gross profit	13,120	8,878	47.8%	19.0%	14.7%

Selling, general and
administrative expenses	7,641	5,757	32.7%	11.0%	9.6%
Income from operations	5,479	3,121	75.6%	7.9%	5.2%

Interest expense	190	220	(13.6)%	0.3%	0.4%
Interest income	(127)	(129)	(1.6)%	(0.2)%	(0.2)%
Other expense	44	65	(32.3)%	0.1%	0.1%
Income before income taxes	5,372	2,965	81.2%	7.8%	4.9%

Income taxes*	1,848	1,145	61.4%	34.4%	38.6%
Net income	$3,524	1,820	93.6%	5.1%	3.0%

Net income per share-basic	$0.28	$0.14	100.0%
Net income per share-diluted	$0.28	$0.14	100.0%
Average shares outstanding-basic	12,551	13,061	(3.9)%
Average shares outstanding-diluted	12,711	13,205	(3.7)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 29,	July 31,	% Over	July 29,	July 31,
	2012	2011	(Under)	2012	2011

Income before income taxes (see above)	$5,372	2,965	81.2%	7.8%	4.9%

Adjusted Income taxes (2)*	1,031	540	90.9%	19.2%	18.2%
Adjusted net income	4,341	2,425	79.0%	6.3%	4.0%

Adjusted net income per share-basic	$0.35	$0.19	84.2%
Adjusted net income per share-diluted	$0.34	$0.18	88.9%
Average shares outstanding-basic	12,551	13,061	(3.9)%
Average shares outstanding-diluted	12,711	13,205	(3.7)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards.  Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 7 of 7.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 7 of 7.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JULY 29, 2012, JULY 31, 2011 AND APRIL 29, 2012
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	July 29,	July 31,	(Decrease)		* April 29,
	2012	2011	Dollars	Percent	2012

Current assets
Cash and cash equivalents	$21,889	14,570	7,319	50.2%	25,023
Short-term investments	5,200	10,443	(5,243)	(50.2)%	5,941
Accounts receivable	20,021	18,905	1,116	5.9%	25,055
Inventories	44,052	34,858	9,194	26.4%	36,373
Deferred income taxes	2,337	1,237	1,100	88.9%	2,467
Assets held for sale	15	75	(60)	(80.0)%	15
Income taxes receivable	-	79	(79)	(100.0)%	-
Other current assets	2,563	2,862	(299)	(10.4)%	1,989
Total current assets	96,077	83,029	13,048	15.7%	96,863

Property, plant & equipment, net	31,016	30,615	401	1.3%	31,279
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	2,715	2,191	524	23.9%	3,205
Other assets	1,890	2,010	(120)	(6.0)%	1,907

Total assets	$143,160	129,307	13,853	10.7%	144,716

Current liabilities
Current maturities of long-term debt	$2,400	2,409	(9)	(0.4)%	2,404
Line of credit	834	-	834	100.0%	889
Accounts payable - trade	27,284	25,022	2,262	9.0%	30,663
Accounts payable - capital expenditures	152	342	(190)	(55.6)%	169
Accrued expenses	8,366	5,862	2,504	42.7%	9,321
Accrued restructuring	40	41	(1)	(2.4)%	40
Deferred income taxes	-	82	(82)	(100.0)%	-
Income taxes payable - current	751	345	406	117.7%	642
Total current liabilities	39,827	34,103	5,724	16.8%	44,128

Income taxes payable - long-term	4,131	4,178	(47)	(1.1)%	4,164
Deferred income taxes	705	596	109	18.3%	705
Long-term debt , less current maturities	6,666	9,079	(2,413)	(26.6)%	6,719

Total liabilities	51,329	47,956	3,373	7.0%	55,716

Shareholders' equity	91,831	81,351	10,480	12.9%	89,000

Total liabilities and
shareholders' equity	$143,160	129,307	13,853	10.7%	144,716

Shares outstanding	12,656	13,181	(525)	(4.0)%	12,703

*  Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 29, 2012 AND JULY 31, 2011
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	July 29,	July 31,
	2012	2011

Cash flows from operating activities:
Net income	$3,524	$1,820
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	1,254	1,187
Amortization of other assets	60	56
Stock-based compensation	70	77
Excess tax benefit related to stock-based compensation	(55)	(31)
Deferred income taxes	675	502
Foreign currency exchange gains	(80)	(39)
Changes in assets and liabilities:
Accounts receivable	4,985	1,322
Inventories	(7,710)	(6,080)
Other current assets	(572)	(486)
Other assets	(43)	(14)
Accounts payable-trade	(3,288)	54
Accrued expenses	(930)	(1,750)
Accrued restructuring	-	(3)
Income taxes	148	(257)
Net cash used in operating activities	(1,962)	(3,642)

Cash flows from investing activities:
Capital expenditures	(1,008)	(1,304)
Purchase of short-term investments	(25)	(4,761)
Proceeds from the sale of short-term investments	795	2,032
Net cash used in investing activities	(238)	(4,033)

Cash flows from financing activities:
Payments on long-term debt	(50)	(53)
Proceeds from common stock issued	-	169
Common stock shares repurchased	(470)	(1,102)
Dividends paid	(381)	-
Excess tax benefit related to stock-based compensation	55	31
Net cash used in financing activities	(846)	(955)

Effect of exchange rate changes on cash and cash equivalents	(88)	19

Decrease in cash and cash equivalents	(3,134)	(8,611)

Cash and cash equivalents at beginning of period	25,023	23,181

Cash and cash equivalents at end of period	$21,889	$14,570

Free Cash Flow (1)	$(3,003)	$(4,896)

(1) Free Cash Flow reconciliation is as follows:
	FY 2013	FY 2012
A) Net cash used in operating activities	$(1,962)	$(3,642)
B) Minus: Capital Expenditures	(1,008)	(1,304)
C) Add: Excess tax benefit related to stock-based compensation	55	31
D) Effects of exchange rate changes on cash and cash equivalents	(88)	19
	$(3,003)	$(4,896)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 29, 2012 AND JULY 31, 2011
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	July 29,	July 31,	% Over	July 29,	July 31,
Net Sales by Segment	2012	2011	(Under)	2012	2011

Mattress Fabrics	$37,964	32,170	18.0%	54.9%	53.4%
Upholstery Fabrics	31,220	28,100	11.1%	45.1%	46.6%

Net Sales	$69,184	60,270	14.8%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$7,622	5,137	48.4%	20.1%	16.0%
Upholstery Fabrics	5,498	3,741	47.0%	17.6%	13.3%

Gross Profit	13,120	8,878	47.8%	19.0%	14.7%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$2,391	1,992	20.0%	6.3%	6.2%
Upholstery Fabrics	3,340	2,766	20.8%	10.7%	9.8%
Unallocated Corporate expenses	1,910	999	91.2%	2.8%	1.7%
Selling, general, and administrative expenses	7,641	5,757	32.7%	11.0%	9.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$5,230	3,146	66.2%	13.8%	9.8%
Upholstery Fabrics	2,159	974	121.7%	6.9%	3.5%
Unallocated corporate expenses	(1,910)	(999)	91.2%	(2.8)%	(1.7)%

Operating income	5,479	3,121	75.6%	7.9%	5.2%

Return on Capital (1)

Mattress Fabrics	37.8%	23.2%
Upholstery Fabrics	51.6%	33.2%
Unallocated Corporate	N/A	N/A
Consolidated	30.6%	18.9%

Capital Employed (2)

Mattress Fabrics	56,803	55,994	1.4%
Upholstery Fabrics	18,967	13,176	44.0%
Unallocated Corporate	(593)	350	N/A
Consolidated	75,177	69,520	8.1%

Depreciation by Segment

Mattress Fabrics	$1,092	1,029	6.1%
Upholstery Fabrics	162	158	2.5%
Subtotal	1,254	1,187	5.6%

Notes:

(1) See pages 5 and 6 of this financial information release for calculations.

(2) The capital employed balances are as of July 29, 2012 and July 31, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 29, 2012
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months
	Ended	Average	Return on
	July 29, 2012 (1)	Capital Employed (3)	Avg. Capital Employed (2)

Mattress Fabrics	$5,230	$55,357	37.8%
Upholstery Fabrics	2,159	16,743	51.6%
(less: Unallocated Corporate)	(1,910)	(567)	N/A
Total	$5,479	$71,532	30.6%

Average Capital Employed	As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,200)	(5,200)	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	834	834			889	889
Income taxes payable - current	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,357	$16,743	$(567)	$71,532

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2) Return on average capital employed represents operating income for the three month period ending July 29, 2012 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3) Average capital employed was computed using the two periods ending July 29, 2012 and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2011
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months
	Ended	Average	Return on
	July 31, 2011 (1)	Capital Employed (3)	Avg. Capital Employed (2)

Mattress Fabrics	$3,146	$54,313	23.2%
Upholstery Fabrics	974	11,747	33.2%
(less: Unallocated Corporate)	(999)	(39)	N/A
Total	$3,121	$66,021	18.9%

Average Capital Employed	As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,443)	(10,443)	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(1,237)	(1,237)	-	-	(1,381)	(1,381)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(2,191)	(2,191)	-	-	(2,518)	(2,518)
Current maturities of long-term debt	-	-	2,409	2,409	-	-	2,412	2,412
Deferred income taxes - current			82	82			82	82
Income taxes payable - current	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	9,079	9,079	-	-	9,135	9,135

Total Capital Employed	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$54,313	$11,747	$(39)	$66,021

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2) Return on average capital employed represents operating income for the three month period ending July 31, 2011 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed was computed using the two periods ending July 31, 2011 and May 1, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE THREE MONTHS ENDED JULY 29, 2012 AND JULY 31, 2011
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		July 29,		July 31
		2012		2011

Consolidated Effective GAAP Income Tax Rate	(1)	34.4%		38.6%

Non-Cash U.S. Income Tax Expense		(15.0	) %	(18.5	) %

Non-Cash Foreign Income Tax Expense		(0.2	) %	(1.9	) %

Consolidated Adjusted Effective Income Tax Rate	(2)	19.2%		18.2%

	THREE MONTHS ENDED
	As reported		July 29, 2012	As reported		July 31, 2011
	July 29,		Proforma Net	July 31,		Proforma Net
	2012	Adjustments	of Adjustments	2011	Adjustments	of Adjustments

Income before income taxes	$5,372	$-	$5,372	$2,965	$-	$2,965

Income taxes (3)	1,848	$(817)	$1,031	1,145	$(605)	540
Net income	$3,524	$817	$4,341	$1,820	$605	$2,425

Net income per share-basic	$0.28	$(0.07)	$0.35	$0.14	$(0.05)	$0.19
Net income per share-diluted	$0.28	$(0.06)	$0.34	$0.14	$(0.05)	$0.18
Average shares outstanding-basic	12,551	12,551	12,551	13,061	13,061	13,061
Average shares outstanding-diluted	12,711	12,711	12,711	13,205	13,205	13,205

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.